Exhibit 10.1
EXECUTION COPY
THIRD AMENDMENT TO
PROGRAM CONTRACTS
NOTE: CERTAIN MATERIAL HAS BEEN OMMITTED FROM THIS AGREEMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2. THE LOCATIONS OF THESE OMISSIONS ARE INDICATED THROUGHOUT THE AGREEMENT BY THE FOLLOWING MARKINGS: [***].
     This Third Amendment to Program Contracts (this “Third Amendment”), dated as of December 5, 2008, is made by and among the following parties (collectively, the “Parties”):
HSBC Bank USA, National Association, a national banking association (“HSBC NA”);
HSBC Trust Company (Delaware), N.A., a national banking association (“HSBC Trust”);
HSBC Taxpayer Financial Services Inc., a Delaware corporation (“HSBC TFS”);
Beneficial Franchise Company Inc., a Delaware corporation (“Beneficial Franchise”);
HRB Tax Group, Inc., formerly H&R Block Services, Inc., a Missouri corporation (“Block Services”) and successor by assignment of H&R Block Associates, L.P.’s, a Delaware limited partnership, (“Block Enterprises”) rights and obligations under the Program Contracts;
H&R Block Tax Services LLC, a Delaware limited liability company, successor by merger to H&R Block Tax Services, Inc., a Missouri corporation (“Block Tax Services”);
H&R Block Enterprises LLC, a Delaware limited liability company, successor by merger to H&R Block Enterprises, Inc., a Missouri corporation (“Block Enterprises”);
H&R Block Eastern Enterprises, Inc., a Missouri corporation (“Block Eastern Enterprises”);
HRB Digital LLC, a Delaware limited liability company, successor by merger to H&R Block Digital Tax Solutions, LLC, a Delaware limited liability company (“Block Digital”);

Block Financial LLC, a Delaware limited liability company, successor by merger to Block Financial Corporation, a Delaware corporation;
HRB Innovations, Inc., formerly HRB Royalty, Inc., a Delaware corporation (“Royalty”);
HSBC Finance Corporation, a Delaware corporation (“HSBC Finance”); and
H&R Block, Inc., a Missouri corporation (“H&R Block”).
RECITALS
     A. All the Parties hereto or their predecessors in interest, other than HSBC Trust, entered into that certain HSBC Retail Settlement Products Distribution Agreement, dated as of September 23, 2005 (the “Original Retail Distribution Agreement”).
     B. All the Parties hereto, including HSBC Trust, as well as Block Financial Corporation, a Delaware corporation, predecessor in interest to Block Financial LLC, a Delaware limited liability company (“BFC”), entered into that certain Joinder and First Amendment to Program Contracts, dated as of November 10, 2006 (the “First Amendment”), which amended the Original Retail Distribution Agreement and the other Program Contracts (as defined therein).
     C. All the Parties hereto, including HSBC Trust, entered into that certain Second Amendment to Program Contracts, dated as of November 13, 2006, (the “Second Amendment”), which amended the Original Retail Distribution Agreement and the other Program Contracts (as defined therein).
     D. The Parties hereto desire to amend the Original Retail Distribution Agreement, as amended by the First Amendment and the Second Amendment (the Original Retail Distribution Agreement, as amended by the First Amendment and the Second Amendment, and all subsequent amendments and restatements thereof and supplemental thereto, is referred to as the “Retail Distribution Agreement”).
AGREEMENT
     ACCORDINGLY, the Parties to this Third Amendment agree as follows:
Section 1. Successors and Name Changes. The Block Companies represent that the following mergers and name changes have occurred, and each of the Parties hereby acknowledges the following:
     (a) Effective as of October 10, 2008, H&R Block Services, Inc., a Missouri corporation has changed its name to “HRB Tax Group, Inc.,” and accordingly all references to “H&R Block Services, Inc.” in the Program Contracts shall be deemed to be a reference to HRB Tax Group, Inc.

     (b)  Effective as of December 31, 2007, H&R Block Tax Services LLC, a Delaware limited liability company, is the successor by merger to H&R Block Tax Services, Inc., a Missouri corporation (“Block Tax Services”) and accordingly succeeds to all of H&R Block Tax Services, Inc.’s rights and obligations under the Program Contracts;
     (c) Effective as of December 31, 2007, H&R Block Enterprises LLC, a Delaware limited liability company, is the successor by merger to H&R Block Enterprises, Inc., a Missouri corporation (“Block Enterprises”) and accordingly succeeds to all of H&R Block Enterprises, Inc.’s rights and obligations under the Program Contracts;
     (d) Effective as of December 31, 2007, HRB Digital LLC, is successor by merger to H&R Block Digital Tax Solutions, LLC, a Delaware limited liability company (“Block Digital”) and accordingly succeeds to all of H&R Block Digital Tax Solutions, LLC’s rights and obligations under the Program Contracts;
     (e) Effective as of December 31, 2007, Block Financial LLC, a Delaware limited liability company, is the successor by merger to BFC and accordingly succeeds to all of BFC’s rights and obligations under the Program Contracts; and
     (f) Effective as of December 31, 2007, HRB Royalty, Inc., a Delaware corporation has changed its name to “HRB Innovations, Inc.,” and accordingly all references to “Royalty” in the Program Contracts shall be deemed to be a reference to HRB Innovations, Inc.
     (g) Effective as of July 1, 2008, H&R Block Associates, L.P. was dissolved.
Section 2. Removal of H&R Block Associates, L.P. and Beneficial Franchise Company Inc. as parties. The Parties hereby consent to the removal of the following parties to the Program Contracts: H&R Block Associates, L.P. effective as of July 1, 2008 and Beneficial Franchise Company Inc. effective as of December 31, 2007. Block Services hereby assumes all remaining obligations of H&R Block Associates, L.P. under the Program Contracts.
Section 3. Paper Stock Reimbursement. Effective as of July 1, 2006, delete Section 14.12 of the Retail Distribution Agreement and insert the following in lieu thereof:
     “Section 14.12. Paper Stock Reimbursement. HSBC TFS shall reimburse the Block Companies an amount equal to (a) fifty percent (50%) of all expenses, in the aggregate, incurred during each year of the Term of this Retail Distribution Agreement by any of the Block Companies (including, without duplication, expenses related to Franchisees) with respect to the purchase, production, transportation and storage of the following paper documents relating to the Settlement Products Program: pre-printed applications, documents entitled “Facts about RALs”, RAL and RAC related disclosures required by state and local law, client status of application letters, RAL debt collection notification letters, and check stock, less (b) eight hundred thousand dollars ($800,000). Within thirty (30) days following the last day of any year of the Term of this Retail Distribution Agreement, the Block Enterprise Entities shall submit an invoice to HSBC TFS setting forth the amount due hereunder, which invoice shall also list the aggregate expenses of the Block Companies with respect to those items described in the immediately preceding sentence. HSBC TFS shall pay the Block Enterprise Entities the amount due hereunder within thirty (30) days of receipt of such invoice from the Block Enterprise Entities. All payments made hereunder shall be via ACH credit to an account designated in writing by the Block Enterprise Entities.”
Section 4.[***] . Effective as of July 1, 2008, add new Sections 14.3(d), (e), and (f) to the Retail Distribution Agreement, as follows:
“(d) If an actual [***] .
(e) The Block Companies shall provide to HSBC TFS a tracking report prior to June 15 each year, which tracking report will include [***] .
(f) HSBC TFS has the right to engage a third party at its own expense (a nationally recognized firm such as Experian) to audit the Block Companies’ determination of the number of actual [***] .”
Section 5. [***] . Effective as of July 1, 2008, add new Sections 14.4(d), (e), and (f) to the Retail Distribution Agreement, as follows:
“(d) If an actual [***] .
(e) The Block Companies shall provide to HSBC TFS a tracking report prior to June 15 each year, which tracking report will include [***] .
(f) HSBC TFS has the right to engage a third party at its own expense (a nationally recognized firm such as Experian) to audit the Block Companies’ determination of the number of actual [***] .”
Section 6. [***] . Effective as of July 1, 2008, add new Sections 14.5(d), (e), and (f) to the Retail Distribution Agreement, as follows:
“(d) If an actual [***] .
(e) The Block Companies shall provide to HSBC TFS a tracking report prior to June 15 each year, which tracking report will include [***] .
(f) HSBC TFS has the right, at its own expense, to engage a third party (a nationally recognized firm such as Experian) to audit the Block Companies’ determination of the number of actual [***] .”
Section 7. Notices. Effective as of September 15, 2008, in Section 22.3 in the Retail Distribution Agreement, delete the notice information pertaining to HSBC Finance and insert the following in lieu thereof:
“If to HSBC Finance:                      HSBC Finance Corporation

200 Somerset Corporate Blvd. Bridgewater, NJ 08807 Telephone: 908-203-2414 Facsimile: 908-203-4211 Attention: Susan E. Artmann

With a copy to (which shall not Constitute notice hereunder):	HSBC Finance Corporation 26525 N. Riverwoods Blvd. Mettawa, IL 60045 Telephone: 224-544-2936 Facsimile: 225-552-2936 Attention: Managing General Counsel”
Section 8. Reference to and Effect Upon the Existing Program Contracts.
     (a) Except as explicitly stated in this Third Amendment, all terms of the Program Contracts as in effect immediately preceding execution of this Third Amendment shall remain in full force and effect as provided therein and in accordance with the terms thereof.
     (b) Except as explicitly stated in this Third Amendment, the execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of any party under the Program Contracts as in effect immediately preceding execution of this Third Amendment, nor constitute a waiver of any provision of the Program Contracts as in effect immediately preceding execution of this Third Amendment.
     (c) Upon the effectiveness of this Third Amendment, each reference in each of the Program Contracts to “this Agreement”, “hereunder”, “hereof,” “herein” or words of similar import shall mean and be a reference to such Program Contract as amended by this Third Amendment.
Section 9. Headings. Headings and captions used in this Third Amendment (including all exhibits and schedules thereto) are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.
Section 10. Alternative Dispute Resolution. ANY DISPUTE BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN (EXCEPT JUDICIAL ACTION FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF) SHALL BE RESOLVED AMONG THE PARTIES TO SUCH DISPUTE BY NEGOTIATIONS, MEDIATION AND ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE XXI OF THE RETAIL DISTRIBUTION AGREEMENT, WHICH ARE INCORPORATED HEREIN BY REFERENCE.
Section 11. Governing Law; Submission To Jurisdiction. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MISSOURI. WITHOUT LIMITING THE

EFFECT OF SECTION 5 HEREOF AND ARTICLE XXI OF THE RETAIL DISTRIBUTION AGREEMENT, EACH OF THE PARTIES HERETO (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND/OR STATE COURTS SITTING IN ST. LOUIS, MISSOURI FOR PURPOSES OF ALL LEGAL PROCEEDINGS FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF PERMITTED BY SECTION 21.12 OF THE RETAIL DISTRIBUTION AGREEMENT, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (C) IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN SUCH PROCEEDING IN THE MANNER PROVIDED FOR NOTICES IN SECTION 22.3 OF THE RETAIL DISTRIBUTION AGREEMENT, AND (D) AGREES THAT NOTHING IN THIS THIRD AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS THIRD AMENDMENT TO SERVE PROCESS IN ANY SUCH PROCEEDING IN ANY OTHER MANNER PERMITTED BY LAW.
Section 12. Waiver of Jury Trial. WITHOUT LIMITING THE EFFECT OF SECTION 9 HEREOF, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 13 Counterparts. This Third Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Third Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto
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     IN WITNESS WHEREOF, the following Parties have caused this Third Amendment to Program Contracts to be executed by their respective duly authorized officers as of the date first set forth above.

HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association
By:	/s/ Eesh K. Bansal
	Name:	Eesh K. Bansal
	Title:	SVP, Business Performance

HSBC TRUST COMPANY (DELAWARE), N.A., a national banking association
By:	/s/ Richard D. Leigh
	Name:	Richard D. Leigh
	Title:	President

HSBC TAXPAYER FINANCIAL SERVICES INC., a Delaware corporation
By:	/s/ John Butler
	Name:	John Butler
	Title:	Senior Vice President

BENEFICIAL FRANCHISE COMPANY INC., a Delaware corporation
By:	/s/ Susan E. Artmann
	Name:	Susan E. Artmann
	Title:	EVP

HRB TAX GROUP, INC., formerly H&R BLOCK SERVICES, INC., a Missouri corporation
By:	/s/ Mark A. Ciaramitaro
	Name:	Mark A. Ciaramitaro
	Title:	VP, Products and Distribution

H&R BLOCK TAX SERVICES LLC, a Delaware limited liability company, successor by merger to H&R BLOCK TAX SERVICES, INC., a Missouri corporation
By:	/s/ Mark A. Ciaramitaro
	Name:	Mark A. Ciaramitaro
	Title:	VP, Products and Distribution

H&R BLOCK ENTERPRISES LLC, a Delaware limited liability company, successor by merger to H&R BLOCK ENTERPRISES, INC., a Missouri corporation
By:	/s/ Mark A. Ciaramitaro
	Name:	Mark A. Ciaramitaro
	Title:	VP, Products and Distribution

H&R BLOCK EASTERN ENTERPRISES, INC., a Missouri corporation
By:	/s/ Mark A. Ciaramitaro
	Name:	Mark A. Ciaramitaro
	Title:	VP, Products and Distribution

HRB DIGITAL LLC, a Delaware limited liability company, successor by merger to H&R BLOCK DIGITAL TAX SOLUTIONS, LLC, a Delaware limited liability company
By:	/s/ Bret G. Wilson
	Name:	Bret G. Wilson
	Title:	Secretary

HRB INNOVATIONS. INC., formerly HRB ROYALTY, INC., a Delaware corporation
By:	/s/ Bret G. Wilson
	Name:	Bret G. Wilson
	Title:	Secretary

BLOCK FINANCIAL LLC, a Delaware limited liability company, successor by merger to BLOCK FINANCIAL CORPORATION, a Delaware corporation
By:	/s/ Mark A. Ciaramitaro
	Name:	Mark A. Ciaramitaro
	Title:	VP, Products and Distribution

     IN WITNESS WHEREOF, the following Parties hereto have caused this Third Amendment to Program Contracts to be executed by their respective duly authorized officers as of the date first set forth above solely for the limited purpose of acknowledging the amendments set forth herein in connection with such Parties’ respective guaranties set forth in Article XX, and also for purposes of Articles XXI and XXII of the Retail Distribution Agreement.

HSBC FINANCE CORPORATION, a Delaware corporation
By:	/s/ Susan E. Artmann
	Name:	Susan E. Artmann
	Title:	EVP

H&R BLOCK, INC., a Missouri corporation
By:	/s/ Bret G. Wilson
	Name:	Bret G. Wilson
	Title:	Secretary